UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): March 20, 2007


                              TARRANT APPAREL GROUP
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   0-26006                   95-4181026
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)


                3151 EAST WASHINGTON BOULEVARD
                    LOS ANGELES, CALIFORNIA                       90023
           (Address of Principal Executive Offices)            (Zip Code)


                                 (323) 780-8250
              (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         Effective March 20, 2007, Tarrant Apparel Group entered into an Amendment to the Stock and Asset Purchase Agreement, which we originally entered into on December 2006 (the "Purchase Agreement"). Pursuant to the Purchase Agreement, we agreed to acquire certain assets and entities comprising The Buffalo Group. The Amendment extends to April 30, 2007 the date after which either party may terminate the Purchase Agreement if the closing has not yet occurred on such date.

         We previously disclosed our entry into the Purchase Agreement on our Current Report on Form 8-K filed with the Securities and Exchange Commission on December 12, 2006.

         The completion of the proposed transaction is subject to the satisfaction of a number of conditions as set forth in the Purchase Agreement, including among others, the approval of the acquisition and related transactions by our shareholders, our obtaining the necessary financing to complete the acquisition, obtaining certain third party consents, and other customary closing conditions. Dates for closing the proposed acquisition and for the Company's shareholders meeting to vote on the acquisition have not yet been determined.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

         We will be filing a definitive proxy statement and other relevant documents concerning the proposed transaction with the Securities and Exchange Commission. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ON THE PROPOSED TRANSACTION. Shareholders will be able to obtain the documents free of charge at the SEC's website (www.sec.gov). In addition, documents filed with the SEC by us with respect to the proposed transaction may be obtained free of charge by contacting Tarrant Apparel Group, 3151 East Washington Boulevard, Los Angeles, California 90023, Attention: CFO (tel.: (323-780-8250).

         SHAREHOLDERS SHOULD READ THE DEFINITIVE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE BEFORE MAKING ANY VOTING DECISION.

         Tarrant Apparel Group and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Tarrant. Our directors and executive officers include: Gerard Guez, Corazon Reyes, Simon Mani, Milton Koffman, Stephane Farouze, Mitchell Simbal, Joseph Mizrachi, Todd Kay, Charles Ghailian and Henry Chu. Collectively, as of March 23, 2007, our executive officers and directors and their affiliates owned approximately 43% of the outstanding shares of our common stock. Gerard Guez, our Chairman and Interim Chief Executive Officer, and Todd Kay, our Vice Chairman, alone owned approximately 33% and 8%, respectively, of the outstanding shares of our common stock at March 23, 2007. Shareholders may obtain additional information regarding the interests of such participants by reading the definitive proxy statement when it becomes available.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  TARRANT APPAREL GROUP



Date:    March 26, 2007           By:       /S/ CORAZON REYES
                                     -----------------------------------------
                                        Corazon Reyes, Chief Financial Officer


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